UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 6, 2007 (December 4, 2007)

SCIELE PHARMA, INC.

(Exact name of registrant as specified in charter)

Delaware	000-30123	58-2004779
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Five Concourse Parkway

Suite 1800
Atlanta, Georgia  30328

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (770) 442-9707

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 5.02               Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers

                On December 4, 2007, the Board of Directors of Sciele Pharma, Inc. (the “Company”), upon the recommendation of its Compensation Committee, approved the following elements of the Company’s compensation program for Named Executive Officers.

A.            The Board authorized the annual grant of shares of restricted Company common stock, effective December 5, 2007, as a component of the Company’s executive compensation program to the following Named Executive Officers for fiscal 2008:

Restricted Shares
Patrick Fourteau	Chief Executive Officer	123,000(1)
Ed Schutter	President and Chief Operating Officer	62,000(1)
Darrell Borne	Executive Vice President, Chief Financial Officer, Secretary and Treasurer	56,000(1)
Larry Dillaha	Executive Vice President and Chief Medical Officer	32,000(2)
Leslie Zacks	Executive Vice President, Chief Legal and Compliance Officer and Assistant Secretary	32,000(2)

(1)           Thirty percent of the shares subject to each grant will vest in equal annual installments over four years from the date of grant.  Seventy percent of the shares subject to each grant will vest if and as certain Company performance goals are met.  The closing price of the Company’s common stock on December 4, 2007 was $22.00.  To the extent that any performance vesting shares do not earlier vest, such shares will vest on the fifth anniversary of the grant date.

(2)           Fifty percent of the shares subject to each grant will vest in equal annual installments over four years from the date of grant.  Fifty percent of the shares subject to each grant will vest if and as certain Company performance goals are met.  The closing price of the Company’s common stock December 4, 2007 was $22.00.  To the extent that any performance vesting shares do not earlier vest, such shares will vest on the fifth anniversary of the grant date.

B.            The Board approved the following base salary and potential bonuses for the following Named Executive Officers for fiscal 2008:

	Base Salary	Bonus Potential(1)
Patrick Fourteau	$397,500	100%
Ed Schutter	$325,000	70%
Darrell Borne	$297,000	60%
Larry Dillaha	$260,000	50%
Leslie Zacks	$260,000	50%

(1) Represents maximum percentage of base salary that the executive may earn in the form of a cash bonus to be determined based upon certain company performance metrics.  It also has the potential to accelerate up to 150% of base salary with “exceeding performance” criteria for Messrs. Fourteau, Schutter and Borne.

C.            There were no changes to compensation for Board members for fiscal 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SCIELE PHARMA, INC.
(Registrant)

By:	/s/Darrell Borne
Name:	Darrell Borne
Title:	Executive Vice President, Chief Financial Officer, Secretary and Treasurer

Date:  December 6, 2007